Ecofin Global Renewables Infrastructure Fund
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 94.9%	Shares	Value
Belgium Electricity Transmission Operators - 1.4%
Elia Group SA/NV	34,498	$3,782,169

Brazil Integrated Utilities - 1.2%
Neoenergia SA	859,370	3,034,353

Canada Renewable Power Producers - 4.1%
Innergex Renewable Energy, Inc.	1,588,895	10,729,006

Denmark Infrastructure, Utilities and Renewables - 3.2%
Orsted AS (a)	144,630	8,358,236

France Power - 1.9%
Neoen SA	117,896	5,039,532

Hong Kong Renewable Power Producers - 4.8%
China Longyuan Power Group Corp. Ltd.	8,135,898	6,320,420
China Suntien Green Energy Corp. Ltd.	11,889,782	5,023,530
Xinyi Energy Holdings Ltd.	14,524,475	1,411,017
		12,754,967
India Power - 4.8%
ReNew Energy Global PLC (a)	2,279,867	12,812,853

Italy Electricity Transmission Operators - 4.2%
Terna - Rete Elettrica Nazionale SpA	1,271,294	11,069,124

Italy Power - 4.6%
Enel SpA	1,612,132	12,253,337

Italy Renewable Power Producers - 5.7%
ERG SpA	558,853	15,143,665

Japan Renewable Power Producers - 2.1%
RENOVA, Inc. (a)	789,105	5,624,383

Portugal Electric Utilities - 3.9%
EDP - Energias de Portugal, S.A.	2,488,275	10,462,156

Spain Integrated Utilities - 2.3%
EDP Renovaveis SA	379,947	6,078,003

Switzerland Integrated Utilities - 3.9%
BKW Energie AG	55,411	10,415,909

Thailand Renewable Power Producers - 0.8%
Super Energy Corporation PLC (a)	301,831,784	2,229,515

United Kingdom Renewable Power Producers - 5.2%
Greencoat UK Wind PLC/Funds	2,439,888	4,540,504
National Grid PLC	710,047	9,352,948
		13,893,452
United States Electric Utilities - 24.3%
Avista Corp.	316,017	12,210,897
Constellation Energy Corp.	28,351	5,576,642
Edison International	157,951	13,746,475
Exelon Corp.	380,799	14,504,634
NextEra Energy, Inc.	162,660	13,095,756
Public Service Enterprise Group Incorporated	66,649	5,381,907
		64,516,311
United States Renewable Power Producers - 16.5%
Clearway Energy, Inc.	606,910	17,576,114
Dominion Energy, Inc.	267,392	14,947,213
NextEra Energy Partners LP	454,745	11,391,362
		43,914,689
TOTAL COMMON STOCKS (Cost $262,713,509)		252,111,660

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares
First American Government Obligations Fund - Class X, 5.22% (b)	931,529	931,529
TOTAL SHORT-TERM INVESTMENTS (Cost $931,529)		931,529

TOTAL INVESTMENTS - 95.3% (Cost $263,645,038)		253,043,189
Other Assets in Excess of Liabilities - 4.7%		12,527,628
TOTAL NET ASSETS - 100.0%		$265,570,817

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
SA/NV - Societe Anonime/Naamloze Vennootschap

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Ecofin Global Renewables Infrastructure Fund
Schedule of Total Return Swap Contracts
August 31, 2024 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
DRAX GROUP PLC	Morgan Stanley	Receive	0.21%	Monthly	08/15/2025	11,668,440	(443,855)
Total Unrealized Appreciation (Depreciation)							$(443,855)

There are no upfront payments or receipts associated with total return swaps in the Fund as of August 31, 2024.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Ecofin Global Renewables Infrastructure Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$141,777,231	$110,334,429	$–	$252,111,660
Money Market Funds	931,529	–	–	931,529
Total Investments	$142,708,760	$110,334,429	$–	$253,043,189

Liabilities:
Other Financial Instruments*:
Total Return Swaps	-	(443,855)	–	(443,855)
Total Other Financial Instruments	$-	$(443,855)	$–	$(443,855)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of August 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.